March 4, 2025 Nasdaq: TIL │ www.instilbio.com AXN-2510 3rd -Most Advanced PD-L1xVEGF Bispecific Antibody in Clinical Development *Axion Bio, Inc. (fka SynBioTx, Inc.) is a wholly owned subsidiary of Instil Bio, Inc.

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” "expected,” “future,” “intends,” “may,” “plans,” “potential,” “projects,” and “will” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include express or implied statements regarding our expectations with respect to the license and collaboration agreement with ImmuneOnco, the therapeutic potential of AXN-2510/IMM2510 and AXN-27M/IMM27M, our global development strategy for AXN-2510 and AXN-27M, clinical development of AXN-2510 and AXN-27M, including the timing, scope and designs of clinical trials and the generation and release of clinical data therefrom, regulatory submissions, including IND submissions and clearances, interactions and approvals and the timing thereof, and the potential of AXN-2510 to be best-in-class; the market opportunity in the indications we seek to treat; and other statements that are not historical fact. Forward-looking statements are based on management's current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements, including risks and uncertainties associated with in-licensing or acquiring additional product candidates and clinical trial collaborations; the costly and time-consuming drug product development process and the uncertainty of clinical success; the risks inherent in relying on collaborators and other third parties, including for manufacturing and generating clinical data, and the ability to rely on any such data from clinical trials in China in regulatory filings submitted to regulatory authorities outside of China; the risks and uncertainties related to successfully initiating, enrolling, completing and reporting data from clinical studies, particularly collaborator-led clinical trials, as well as the risks that results obtained in any preclinical studies or clinical trials to date may not be indicative of results obtained in ongoing or future trials and that our product candidates may otherwise not be effective treatments in their planned indications; risks related to macroeconomic conditions, including as a result of international conflicts and U.S.-China trade and political tensions, as well as interest rates, inflation, and other factors, which could materially and adversely affect our business and operations; the risks and uncertainties associated with the time-consuming and uncertain regulatory approval process for product candidates across multiple indications and multiple regulatory authorities; the impact of product candidates that may compete with those that we develop; and the sufficiency of our cash resources; and other risks and uncertainties affecting us and our plans and development programs, including those discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the SEC, as well as our other filings with the SEC. Additional information will be made available in other filings that we make from time to time with the SEC. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as the date hereof, and we disclaim any obligation to update these statements except as may be required by law.

AXN-2510/IMM2510*: Clinical-stage PD-L1xVEGF Bispecific Antibody

> ➢ 3rd-most advanced clinical-stage PD-(L)1xVEGF bispecific antibody
> ➢ 1L NSCLC data anticipated in 2025

Differentiated design

- PD-L1 targeting
- VEGF "trap"
- ADCC-enhanced

Collaboration with ImmuneOnco**

- Opportunity to accelerate clinical development

Validated oncology mechanisms

- PD-L1 inhibitor
- VEGF blockade
- PD-(L)1xVEGF bispecific

Intellectual property

- Composition of matter coverage into 2040 in US

*AXN-2510 rights are owned by Axion Bio, Inc. (f.k.a. SynBioTx, Inc.), a wholly-owned subsidiary of Instil Bio, Inc.
**ImmuneOnco Biopharmaceuticals (Shanghai) Inc. ("ImmuneOnco") is a publicly traded company in Hong Kong (HKEX: 1541)
NSCLC: non-small cell lung cancer

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AXN-2510/IMM2510 development strategy in NSCLC

- 3rd-most advanced PD-(L)1xVEGF bispecific antibody in clinical development
- NSCLC: largest market opportunity in oncology
- Proof of concept with responses in heavily pre-treated NSCLC patients in dose escalation of AXN-2510/IMM2510
- Competitor datasets validate activity of PD-(L)1xVEGF bispecific antibodies in NSCLC
- US Phase 1b/2 trial of AXN-2510 in combination with chemotherapy in 1L NSCLC anticipated to start before the end of 2025, subject to regulatory approval
- Opportunity to be best-in-class with differentiated molecular structure: VEGF trap and ADCC-enhancement


2H 2024
2025
2026
NSCLC
Ph1b Monotherapy (2L+)
Ph1b/2 1L Chemotherapy Combo.
Ph1b/2 Chemotherapy Combo*
China (ImmuneOnco)
US (Axion Bio (Instil Bio))

*Subject to regulatory discussions

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Anticipated Catalysts for PD-(L)1xVEGF Antibodies 5 1Summit Therapeutics, Inc. presentation 2Citi (C Chen) & Jefferies (K Shi) equity research reports AXN-2510 / IMM2510 Other PD-(L)1xVEGF bispecific Abs 1H 2025 2H 2025 • Enrollment of 1L NSCLC patients in Phase 1b/2 trial of IMM2510/AXN- 2510 + chemotherapy (China) • Clinical data from Phase 1b trial of IMM2510/AXN-2510 monotherapy in NSCLC (China) • Initial clinical data from Phase 1b trial of AXN-2510 + chemotherapy in 1L NSCLC (China) • Initiation of Phase 1b/2 trial of AXN- 2510 + chemotherapy in 1L NSCLC, subject to regulatory approval (US) • Mid-2025: Ivonescimab Harmoni (2L+ EGFRm NSCLC) OS data1 • Additional clinical readouts from BioNTech’s BNT327 & Summit’s ivonescimab anticipated • Ivonescimab Harmoni-2 (1L NSCLC) OS data2 • Additional clinical readouts from BioNTech’s BNT327 & Summit’s ivonescimab anticipated

AXN-2510: Differentiated PD-L1xVEGF Bispecific Antibody 6 VEGF receptor binds multiple VEGFR ligands beyond VEGF-A for broader VEGF blockade ADCC-enhanced antibody designed to induce direct killing of immune- suppressive PD-L1+ tumor cells PD-L1 binding designed for targeting of TME AXN-2510

AXN-2510/IMM2510 in multiple solid tumors clinical trials*

AXN-2510/IMM2510 – PD-L1xVEGF bispecific antibody

	Indication	Preclinical	Phase 1b/2	Phase 3	Rights
+ Chemo	NSCLC	1L data: 2H 2025			Axion Bio (Instil Bio) (Global ex-Gr. China)
+ Chemo	TNBC				
Monotherapy	NSCLC	2L+ data: 1H 2025			
Monotherapy	TNBC				
Monotherapy	HCC				
Monotherapy	RCC				
Monotherapy	Other solid tumors				

AXN-27M/IMM27M – Next-generation CTLA-4 antibody

	Indication	Preclinical	Phase 1b/2	Phase 3	Rights
Monotherapy	Solid tumors				
+ AXN-2510	Solid tumors				

*All trials shown above are being conducted by ImmuneOnco in China
TNBC: triple-negative breast cancer; HCC: hepatocellular carcinoma; RCC: renal cell carcinoma

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Recent PD-(L)1xVEGF Bispecific Antibody Developments

2024					2025	
August	**September**	**October**	**November**	**December**	**January**	**February**
• Instil Bio announces licensing of IMM2510/AXN-2510 anti-PD-L1/VEGF bispecific antibody.[1]	• Instil Bio announces global registrational strategy of AXN-2510 in NSCLC.[2] • World Lung Conf.: Summit Therapeutics presents superiority of PD-1xVEGF bispecific over pembrolizumab (Harmoni-2 trial).[3]	• Crescent BioPharma announces reverse-merger with GlycoMimetics (Nasdaq:GLYC) and concurrent ~$200M financing to advance development of PD-1xVEGF bispecific.[4]	• Merck announces $588M upfront for licensing from LaNova Medicines of PD-1/VEGF bispecific antibody.[5] • ImmuneOnco announces clinical data update for IMM2510/AXN-2510 monotherapy anticipated in 1H 2025.[6]	• Ottimo Pharma raises over $140M Series A financing to advance PD-1xVEGFR2 bispecific antibody.[7]	• Instil Bio and ImmuneOnco announce first NSCLC patient dosed with IMM2510/AXN-2510 in combination with chemotherapy in a phase 1b/2 trial in China.[8]	• Summit Therapeutics Announces Clinical Trial Collaboration with Pfizer to Evaluate Ivonescimab in Combination with Pfizer Antibody Drug Conjugates (ADCs).[9]

References:
[1] Instil Bio and ImmuneOnco Announce License and Collaboration Agreement for Development of IMM2510, a Potentially Best-in-Class PD-L1xVEGF Bispecific Antibody, and IMM27M, a Novel Next-Generation Anti-CTLA-4 Antibody
[2] Instil Bio and ImmuneOnco Announce Global Registrational Strategy for PD-L1xVEGF Bispecific Antibody, SYN-2510/IMM2510, in Non-Small Cell Lung Cancer and Triple-Negative Breast Cancer
[3] Ivonescimab Monotherapy Reduced the Risk of Disease Progression or Death by 49% Compared to Pembrolizumab Monotherapy in First-Line Treatment of Patients with PD-L1 Positive Advanced NSCLC in China
[4] GlycoMimetics Enters Into Acquisition Agreement With Crescent Biopharma
[5] Merck Enters into Exclusive Global License for LM-299, An Investigational Anti-PD-1/VEGF Bispecific Antibody from LaNova Medicines Ltd.
[6] Instil Bio Reports Third Quarter 2024 Financial Results and Provides Corporate Update
[7] Ottimo Pharma Raises over $140 Million in Series A Financing
[8] Instil Bio Announces Clinical Progress in China for IMM2510/SYN-2510, a Clinical-Stage PD-L1xVEGF Bispecific Antibody
[9] Summit Therapeutics Announces Clinical Trial Collaboration with Pfizer to Evaluate Ivonescimab in Combination with Pfizer Antibody Drug Conjugates (ADCs)

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Clinical-stage PD-(L)1xVEGF Bispecific Antibodies

	AXN-2510 (ImmuneOnco / Axion Bio)	BNT327 (Biotheus / BioNTech)	Ivonescimab (Akeso / Summit)
VEGF receptor ligand binding	VEGF-A, VEGF-B, PlGF	VEGF-A	VEGF-A
PD-1 or PD-L1	PD-L1	PD-L1	PD-1
ADCC activity	Enhanced ADCC	Silenced	Silenced


VEGF "Trap"
Anti-PD-L1
ADCC-
enhanced


Anti-VEGF-A
Anti-PD-L1 VHH


Anti-VEGF-A
Anti-PD-1

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